(WISCONSIN TAX-EXEMPT PORTFOLIO LOGO)

                                  ------------

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)




                                 JUNE 30, 1998
                                  ------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 JUNE 30, 1998

                                                                 August 25, 1998

Dear Shareholder:

  I am pleased to present the June 30, 1998 semiannual report to the Wisconsin Tax-Exempt Shareholders. The net assets for the portfolio continued to increase from $32,850,000 at December 31, 1997 to $38,500,000 at June 30, 1998. The
overall assets for the fund family increased from $463,000,000 to $521,000,000 during the same period.

  Generally, the economy for the first six months continued at a consistently strong pace with extended low unemployment and interest rates. Due to a slowing of the growth in the economy, Chairman Allen Greenspan of the Federal Reserve led the Fed on a stable course of action. The Fed has not adjusted the short term Fed Funds interest rate during the past 12 months. As a result, yields on fixed income securities moved in a very narrow band during the period. The following pages discuss the factors and the Portfolio Manager's actions which influenced the performance of the Wisconsin Tax-Exempt Portfolio.

  On May 15, 1998, the shareholders of Principal Preservation re-elected four of the five serving directors to the Board, and elected Richard Glaisner as the fifth director to replace R.D. Ziegler. At least 182,447,482 shares of Principal Preservation voted in favor of each nominee, which represented 91.3% of the 199,845,457 shares outstanding for the fund family. Shareholders of the Wisconsin Tax-Exempt Portfolio representing 2,486,605 shares, or 71.93% of the 3,416,419 shares outstanding, voted in favor of reappointing Arthur Andersen LLP as the independent accountants.

  Concurrent with the vote, R. Douglas Ziegler left the board to focus on private account management. Doug was the first President and CEO of Principal Preservation. He was instrumental in the initial growth of the fund family and responsible for developing many new ideas on products. Personally, he has given me the opportunity to be part of Principal Preservation and I thank him for the wise counsel he provided. Replacing Doug is Richard Glaisner. Richard is head of the investment unit at B.C. Ziegler and Company. Dick has varied experience in the securities industry and is active as a board member of various colleges and foundations. We welcome Dick to the Board of Principal Preservation and look forward to his contribution to our fund family.

  We sincerely thank you for your continued trust with us at Principal Preservation.
                                         Sincerely,

                                         /S/ Robert J. Tuszynski

                                         Robert J. Tuszynski
                                         President and CEO

The information in this report is directed to the existing shareholders of Principal Preservation. This report does not constitute an offer to sell shares of the Wisconsin Tax-Exempt Portfolio. Any investor who wants more information about the portfolios should obtain a complete prospectus which includes a discussion of the investment objective and all sales charges and expenses of the relevant portfolio(s).

                       MANAGEMENT DISCUSSION AND ANALYSIS

  The total return of the Wisconsin Tax-Exempt Portfolio for the year-to-date period ended June 30, 1998 was 2.48% compared to the Lipper General Municipal Bond Fund return of 2.26%. During the first quarter, yields in the U.S. Treasury market rallied through mid January and finished unchanged compared to December 31, 1997. As the assets grew from $32.6 million at December 31, 1997 to $34.9 million at March 31, 1998, the Manager invested the proceeds in either Public Housing Agencies issued in Kansas City or AAA bonds issued by Puerto Rico. The Portfolio Manager has been able to continue investing in securities that would not subject shareholders to any alternative minimum tax. As we moved into the second quarter of 1998, the Manager sold the AAA rated Puerto Rico securities and replaced them with a Glendale Wisconsin Lease Revenue issue with a coupon of 5.4% maturing in 2018 and a Sheboygan Wisconsin Housing issue 5.1% rated AAA and preinsured by FNMA. As a result, the percentage invested in Wisconsin issues was approaching 70% during the quarter. The Portfolio reduced exposure to issues from the territory Puerto Rico down to 7.5%. Approximately half of the Puerto Rico bonds were rated AAA by virtue of the fact that they are either pre-refunded or escrowed in U.S. Treasury securities.

  The focus is to purchase Wisconsin issues. The credit quality of the Wisconsin Tax-Exempt Portfolio in a flat yield environment has caused the performance to lag slightly (0.30% of a year-to-date basis) as compared to
higher yielding municipal bond funds.   For the remainder of this year, the
Manager anticipates that the new issue supply in the municipal market will decline, which may help to reduce the percentage of municipal yields. On a tax comparative basis, 30-year U.S. Treasury municipal yields are 90% of the yield. Historically, municipal bond yields have maintained an 80% comparative yield spread to U.S. Treasury bonds. In addition, underwriters of bonds exempt from taxes in the state of Wisconsin predict there should be a good supply coming to market. The combination of these factors points to two things. First, with a supply of new Wisconsin issues, investors should continue to see a high level of bonds issued by the state of Wisconsin in the Wisconsin Tax-Exempt Portfolio. Second, the general market decline in new issue volume should help support the value of the Wisconsin securities compared to the rest of the municipal market.

  The standardized average annualized total return, including the sales charge for the one, since inception period ending June 30, 1998 were 5.26% and 5.01%, respectively.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                              FINANCIAL HIGHLIGHTS

  The following presents information relating to a share of capital stock of Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio outstanding for the following period presented, which should be read in conjunction with the financial statements and related notes:

                                                                              WISCONSIN
                                                                         TAX-EXEMPT PORTFOLIO
                                                  ------------------------------------------------------------------
                                                                                                                  For the
                                                                                                                period from
                                          For the six                           For the                        June 13, 1994
                                         months ended                         years ended                      (commencement
                                         June 30, 1998                       December 31,                    of operations) to
                                                              ------------------------------------------
                                          (Unaudited)          1997            1996               1995       December 31, 1994
                                         ------------          -----           -----             ------      -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD        $10.21           $ 9.87            $10.05           $ 9.10            $10.00
INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                    .24              .49               .49              .50               .25
      Net realized and unrealized gains
        (losses) on investments                .01              .34              (.18)             .95              (.90)
                                            ------           ------            ------           ------            ------
      TOTAL FROM INVESTMENT OPERATIONS         .25              .83               .31             1.45              (.65)
                                            ------           ------            ------           ------            ------
LESS DISTRIBUTIONS:
      Dividends from net investment income    (.24)            (.49)             (.49)            (.50)             (.25)
                                            ------           ------            ------           ------            ------
      TOTAL DISTRIBUTIONS                     (.24)            (.49)             (.49)            (.50)             (.25)
                                            ------           ------            ------           ------            ------
NET ASSET VALUE, END OF PERIOD              $10.22           $10.21            $ 9.87           $10.05            $ 9.10
                                            ------           ------            ------           ------            ------
                                            ------           ------            ------           ------            ------
TOTAL RETURN **<F2>                           2.5%             8.7%              3.3%            16.3%            (6.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                    $38,674          $32,852           $25,750          $18,986            $8,116
Ratio of expenses to
  average net assets                         0.6%*+<F1><F3>   0.5%+ <F3>         0.5%+<F3>        0.4%+<F3>         0.2%*+<F1><F3>
Ratio of net investment income
  to average net assets                      4.6%*+<F1><F3>    4.9%+<F3>         4.9%+<F3>        5.0%+<F3>         4.4%*+<F1><F3>
Portfolio turnover rate                      13.6%            16.9%             16.0%             9.7%             23.4%

____________________

  *<F1>   Annualized.

**<F2> The Fund's sales charge is not reflected in total return as set forth in the table.

  +<F3> Reflects a voluntary reimbursement of fund expenses of 0.5% in 1998, 0.6% in 1997, 0.6% in 1996, 0.8% in 1995 and 1.4% in 1994,
          respectively.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                                 BALANCE SHEET
                           JUNE 30, 1998 (UNAUDITED)

                                                                WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                          ---------------------
ASSETS:
Investments:
  Cost basis of investments                                     $36,507,955
                                                              --------------
                                                              --------------
  Long-term investments in securities                           $38,072,756
Cash                                                                 49,523
Receivables:
  Capital shares sold                                               114,695
  Interest                                                          522,029
                                                              --------------
          Total receivables                                         636,724
Other assets                                                          3,171
                                                              --------------
           Total assets                                          $38,762,174
                                                              --------------
                                                              --------------
LIABILITIES:
Payables:
  Capital shares redeemed                                      $      8,000
  Distributions to shareholders                                      42,797
  Management fees                                                    14,910
  Other accrued expenses                                             22,182
                                                              --------------
          Total liabilities                                          79,889
                                                              --------------
NET ASSETS:
Capital stock                                                    37,114,775
Undistributed net investment income                                   2,956
Undistributed net realized gains (losses) on investments             (8,247)
Net unrealized appreciation on investments                        1,564,801
                                                              --------------
          Total net assets                                       38,674,285
                                                              --------------
          Total liabilities and net assets                      $38,754,174
                                                              --------------
                                                              --------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                $       10.22
                                                              --------------
                                                              --------------
MAXIMUM OFFERING PRICE PER SHARE                              $       10.48
                                                              --------------
                                                              --------------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                                WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                          ---------------------
INVESTMENT INCOME:
Interest                                                           $ 938,157
                                                                   ---------
          Total investment income                                    938,157
                                                                   ---------
EXPENSES:
Investment advisory fees                                              87,773
Custodian fees                                                         6,335
Transfer agent fees                                                   10,860
Broker service fees                                                   43,791
Professional fees                                                     20,466
Registration                                                           2,312
Communication                                                          3,258
Director fees                                                          3,151
Pricing of investments                                                 5,068
Deferred organization expense                                          1,289
Other                                                                  3,458
                                                                   ---------
          Total expenses                                             187,761
Less expenses absorbed by advisor                                    (82,495)
                                                                   ---------
          Net expenses                                               105,266
                                                                   ---------
NET INVESTMENT INCOME                                                832,891
                                                                   ---------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS                            (2,059)
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE YEAR         30,772
                                                                   ---------
          Net gain on investments                                     28,713
                                                                   ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 861,604
                                                                   ---------
                                                                   ---------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                                  WISCONSIN
                                                            TAX-EXEMPT PORTFOLIO
                                                           ---------------------
OPERATIONS:
Net investment income                                          $     832,891
Net realized gains (losses) on investments                            (2,059)
Change in unrealized appreciation on investments for the year         30,772
                                                               -------------
          Net increase (decrease) in net assets
            resulting from operations                                861,604
                                                               -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.2402 per share)                           (831,739)
                                                               -------------
          Total distributions                                       (831,739)
                                                               -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                        7,263,214
Net asset value of shares issued in distributions                    586,633
Cost of shares redeemed                                           (2,057,108)
                                                               -------------
          Net increase in net assets from
            capital share transactions                             5,792,739
                                                               -------------
          Total increase                                           5,822,604
NET ASSETS:
Balance at beginning of period                                    32,851,681
                                                               -------------
Balance at end of period                                         $38,674,285
                                                               -------------
                                                               -------------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                WISCONSIN
                                                           TAX-EXEMPT PORTFOLIO
                                                          ---------------------
OPERATIONS:
Net investment income                                           $  1,409,828
Net realized losses on investments                                    (3,012)
Change in unrealized appreciation on investments for the year      1,014,603
                                                                ------------
          Net increase in net assets resulting from operations     2,421,419
                                                                ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.49 per share)                           (1,408,836)
                                                                ------------
          Total distributions                                     (1,408,836)
                                                                ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                        8,494,645
Net asset value of shares issued in distributions                    972,957
Cost of shares redeemed                                           (3,378,102)
                                                                ------------
          Net increase in net assets from capital
            share transactions                                     6,089,500
                                                                ------------
          Total increase                                           7,102,083
NET ASSETS:
Balance at beginning of year                                      25,749,598
                                                                ------------
Balance at end of year                                           $32,851,681
                                                                ------------
                                                                ------------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

                           JUNE 30, 1998 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

  Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with eight portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio and the Select Value Portfolio. This report presents information only for the Wisconsin Tax-Exempt Portfolio (the "Portfolio"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

  The following is a summary of the significant accounting policies of the Fund.

(a) Long-Term Securities

   The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service in accordance with procedures approved by the Fund's Board of Directors. Among other factors, these procedures include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

   Investment transactions are recorded on the trade date.

   Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

(b) Net Realized Gains and Losses and Investment Income

   Net realized gains and losses on securities sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(c) Federal Income Taxes

   Provision has not been made for Federal income taxes, because the Portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1997, the Portfolio had Federal income tax capital loss carryforwards of $3,176 expiring in 2003 and $3,012 expiring in 2004. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

   The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1997, reclassifications were recorded to increase undistributed net investment income by $3,201 and decrease capital stock by $3,201.

(d) Expenses

   Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund.

(e) Distributions to Shareholders

   Dividends to shareholders are recorded on the ex-dividend date.

(f) Deferred Organization Costs

   Costs incurred with the organization, initial registration and public offering of shares aggregating $13,000 for the Portfolio have been paid by the Fund and are being amortized over a five year period.

(g) Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h) Reclassifications

   Certain reclassifications have been made to the 1996 financial statements to conform with 1997 presentation.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS
     WITH RELATED PARTIES --

  The Fund has an Investment Advisory Agreement (the "Agreement") with Ziegler Asset Management, Inc. ("ZAMI") (with whom certain officers and directors of the Fund are affiliated), to serve as the Investment Advisor. ZAMI is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Agreement, the Portfolio pays ZAMI a monthly fee based upon the average daily net assets of the Portfolio at the rate of .50% of the first $250,000,000 of the Portfolio's average daily net assets, reducing to .40% of the Portfolio's average daily net assets in excess of $250,000,000.

  For the six months ended June 30, 1998, ZAMI voluntarily reimbursed expenses to the Portfolio totaling $82,495. ZAMI is not obligated to continue the voluntary reimbursement in the future.

  On May 17, 1991, the Fund's shareholders approved a Distribution Agreement under Rule 12b-1. According to this agreement the Fund pays a distribution fee of up to 0.25% to Ziegler, as the distributor, which is passed through to the broker/dealer as a service fee. This fee is calculated on the average daily net assets and is shown as broker service fees in the Statement of Operations.

  Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services, a Depository Agreement with the Fund to serve as depository for all investment securities and cash, and a Transfer and Dividend Disbursing and Shareholder Servicing Agreement with the Fund to provide Transfer Agent Services. In addition, the Portfolio pays Ziegler commissions on sales of Portfolio shares and 12b-1 distribution fees. The transfer agent fees, commissions, accounting and pricing fees, depository and 12b-1 fees paid to Ziegler by the Portfolio for the six months ended June 30, 1998 were as follows:

                                                                                  ACCOUNTING
                                         TRANSFER          COMMISSIONS            AND PRICING    DEPOSITORY*<F4>
                                        AGENT FEES     ON PORTFOLIO SHARES           FEES              FEES        12B-1 FEES
                                        ----------    ----------------------      -----------      ------------   -----------
   Wisconsin Tax-Exempt Portfolio        $11,752             $58,489                $10,186           $4,402        $28,824

   *<F4> On March 30, 1998, Firstar Trust Company became the Fund's Custodian. Therefore, the depository fees paid to Ziegler are for the period from January 1, 1998 through March 30, 1998.

3.   INVESTMENT TRANSACTIONS --

  Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 1998, consisted of purchases of $10,863,608 and $4,823,592 in proceeds from the sale of securities.

  Net tax basis unrealized appreciation (depreciation) on investments as of June 30, 1998, included:
                                                 WISCONSIN
                                                 TAX-EXEMPT
                                               -------------
  Gross unrealized appreciation                   $1,585,996
  Gross unrealized (depreciation)                   (21,195)
                                               -------------
       Net unrealized appreciation                $1,564,801
                                               -------------
                                               -------------

  The tax basis cost of investments at June 30, 1998 was $36,507,955.

4.   LINE OF CREDIT --

  The Fund has an available line of credit of $3,000,000. However, each portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS --

(a)The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into eight separate portfolios:
   Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first seven portfolios and 400,000,000 in the Cash Reserve Portfolio. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 250,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

(b)Capital share activity during the year ended December 31, 1997 and six months ended June 30, 1998, respectively, were as follows:

                                                 WISCONSIN
                                                 TAX-EXEMPT
                                                -----------
  SHARES OUTSTANDING AT DECEMBER 31, 1996         2,609,778
                                               ------------
                                               ------------
    Shares issued                                   851,162
    Shares issued in distributions                   97,574
    Shares redeemed                                (339,806)
                                               ------------
  SHARES OUTSTANDING AT DECEMBER 31, 1997         3,218,708
                                               ------------
                                               ------------
    Shares issued                                   711,371
    Shares issued in distributions                   57,490
    Shares redeemed                                (201,863)
                                               ------------
  SHARES OUTSTANDING AT JUNE 30, 1998             3,785,706
                                               ------------
                                               ------------

(c)Maximum offering price per share is computed based on a maximum sales charge of 2.5% of the offering price or 2.56% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 97.5.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                                               S&P             MOODY'S
  AMOUNT                                DESCRIPTION                                    RATING            RATING            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM TAX-EXEMPT SECURITIES -- 98.4%

GEORGIA -- 1.5%
   $ 325,000   Atlanta, Georgia, New Public Housing Authority, 5.00%,                   AAA               Aaa           $ 332,436
               due 05-01-2007

     250,000   Newnan, Georgia, New Public Housing Authority, 5.00%,                    AAA               Aaa             255,368
               due 04-01-2012

GUAM -- 5.1%
     650,000   Guam Government Limited Obligation Highway Bonds, Series A,              AAA               Aaa             702,000
               6.30%, due 05-01-2012

     700,000   Government of Guam, Limited Obligation Infrastructure                    AAA               Aaa             706,125
               Improvement Bonds, 1997 Series A, 5.00%, due 11-01-2017

     515,000   Guam Power Authority Revenue Bonds, Series A, 6.375%,                    AAA               Aaa             565,212
               due 10-01-2008

ILLINOIS -- 1.3%
     200,000   Cook County, Illinois, New Public Housing Authority, 5.25%,              AAA               Aaa             204,442
               due 04-01-2010

     300,000   Peoria, Illinois, New Public Housing Authority, 5.00%, due 06-01-2012    AAA               Aaa             306,495

MASSACHUSETTS -- 2.1%
     670,000   Massachusetts State Housing Finance Agency, Multi-Family Housing         AAA                A1             809,863
               Bonds, First Issue, 1979 Series A, 7.00%, due 04-01-2021

NEVADA -- 0.7%
     255,000   Las Vegas, Nevada, New Public Housing Authority, 5.00%,                  AAA               Aaa             260,740
               due 01-01-2012

NEW JERSEY -- 1.8%
     435,000   Newark, New Jersey, New Public Housing Authority, 5.25%,                 AAA               Aaa             440,407
               due 04-01-2009

     250,000   Newark, New Jersey, New Public Housing Authority, 4.50%,                 AAA               Aaa             251,875
               due 04-01-2008

NEW YORK -- 1.1%
     200,000   New York, New York, New Public Housing Authority, 5.375%,                AAA               Aaa             204,958
               due 01-01-2012

     200,000   New York, New York, New Public Housing Authority, 5.00%,                 AAA               Aaa             204,502
               due 01-01-2012

NORTH CAROLINA -- 1.5%
     165,000   Durham, North Carolina, New Public Housing Authority, 5.25%,             AAA               Aaa             168,635
               due 12-01-2009

     400,000   Durham, North Carolina, New Public Housing Authority, 5.00%,             AAA               Aaa             408,164
               due 02-01-2012

NORTH DAKOTA -- 1.0%
     200,000   Burleigh County, North Dakota, New Public Housing Authority,             AAA               Aaa             204,648
               4.875%, due 01-01-2009

     185,000   Burleigh County, North Dakota, New Public Housing Authority,             AAA               Aaa             189,299
               4.875%, due 01-01-2010

OHIO -- 3.3%
     300,000   Youngstown, Ohio, New Public Housing Authority, 5.00%,                   AAA               Aaa             306,933
               due 05-01-2012

     250,000   Youngstown, Ohio, New Public Housing Authority, 4.875%,                  AAA               Aaa             255,507
               due 05-01-2009

     200,000   Youngstown, Ohio, New Public Housing Authority, 4.875%,                  AAA               Aaa             204,342
               due 05-01-2010

     500,000   Youngstown, Ohio, New Public Housing Authority, 5.00%,                   AAA               Aaa             511,555
               due 05-01-2011

PENNSYLVANIA -- 1.2%
     270,000   Allentown, Pennsylvania, New Public Housing Authority, 4.875%,           AAA               Aaa             275,651
               due 11-01-2011

     200,000   Clinton County, Pennsylvania, New Public Housing Authority,              AAA               Aaa             204,538
               5.25%, due 11-01-2007

PUERTO RICO -- 11.9%
     350,000   Puerto Rico Commonwealth Highway & Transportation Authority,              A                Aaa             388,500
               Highway Revenue Unrefunded Balance, Series T, 6.625%,
               due 07-01-2018

     100,000   Puerto Rico Commonwealth Highway & Transportation Authority,              A                Baa1            110,750
               6.625%, due 07-01-2012

     325,000   Puerto Rico Commonwealth, Refunding Bonds, Series A, 6.00%,               A                Baa1            344,906
               due 07-01-2014

     350,000   Puerto Rico Commonwealth, General Obligation Bonds, 6.00%,                A                Aaa             380,625
               due 07-01-2022

     180,000   Puerto Rico Commonwealth Electric &Power Authority, Series R,            AAA               Aaa             197,325
               6.25%, due 07-01-2017

   1,750,000   Puerto Rico Infrastructure Financing Authority, Special                  AAA               Aaa           1,715,000
               Tax Revenue Bonds, Series 1997A, 5.00%, due 07-01-2028

     200,000   Puerto Rico Municipal Finance Agency, 1997 Series A Bonds,               AAA               Aaa             209,750
               5.50%, due 07-01-2017

     700,000   Puerto Rico Public Buildings Authority, Public Education &Health          A                Baa1            728,000
               Facilities, Refunding Bonds, Series M, 5.75%, due 07-01-2015

     150,000   Puerto Rico Telephone Authority, Series L, 5.75%, due 01-01-2011          A+                A2             157,875

     350,000   Puerto Rico Telephone Authority, Series L, 6.125%, due 01-01-2022         A+                A2             371,000

SOUTH CAROLINA -- 0.5%
     200,000   Marion, South Carolina, New Public Housing Authority, 4.875%,            AAA               Aaa             204,120
               due 09-01-2010

TENNESSEE -- 0.5%
     190,000   Nashville, Tennessee, New Public Housing Authority, 5.00%,               AAA               Aaa             192,850
               due 08-01-2010

TEXAS -- 3.5%
     300,000   El Paso, Texas, New Public Housing Authority, 5.00%,                     AAA               Aaa             306,915
               due 07-01-2005

     160,000   Galveston, Texas, New Public Housing Authority, 5.25%,                   AAA               Aaa             163,648
               due 10-01-2008

     150,000   Sherman, Texas, New Public Housing Authority, 5.00%,                     AAA               Aaa             153,172
               due 06-01-2010

     180,000   Sherman, Texas, New Public Housing Authority, 5.25%,                     AAA               Aaa             184,504
               due 07-01-2009

     340,000   Waco, Texas, New Public Housing Authority, 4.875%,                       AAA               Aaa             348,123
               due 12-01-2009

     200,000   Waco, Texas, New Public Housing Authority, 4.875%,                       AAA               Aaa             204,354
               due 12-01-2012

WISCONSIN -- 61.4%
     500,000   Housing Authority of the City of Ashland, Wisconsin, Student              NR               Aa3             500,625
               Housing Revenue Bonds, Series 1998, (Northland College
               Project), 5.10%, due 04-01-2018

     200,000   Brown County (Wisconsin) Housing Authority, Student                       NR                NR             203,250
               Housing Revenue Bonds, Series 1997B, (University Village
               Housing, Inc. Project), 5.400%, due 04-01-2017

   3,000,000   Community Development Authority of the City of Glendale, Wisconsin,       NR                NR           2,985,000
               Lease Revenue Bonds, Series 1998A, (Tax Increment District
               No. 7), 5.40%, due 09-01-2018

     150,000   Housing Authority of the City of Green Bay, Wisconsin, Student            NR                NR             157,125
               Housing Refunding Revenue Bonds, Series 1997, (University Village
               Housing, Inc.), 6.00%, due 04-01-2017

     200,000   City of Hartford Community Development Authority, Dodge and               NR                NR             214,000
               Washington Counties, Wisconsin, Community Development Lease
               Revenue Bonds, 5.90%, due 12-01-2006

     500,000   Community Development Authority of the Village of Little Chute,           NR                NR             522,500
               Wisconsin, Community Development Lease Revenue Bonds, 5.625%,
               due 03-01-2019

     300,000   Community Development Authority of the City of Madison,                   NR                NR             308,625
               Wisconsin, Multifamily Housing Revenue Bonds, Series 1995,
               (Dempsey Manor Project), 6.65%, due 10-01-2025

     500,000   Community Development Authority of the City of Madison, Wisconsin,        NR                NR             541,875
               Redevelopment Revenue Bonds, Series 1995,  (Meriter Retirement
               Services, Inc.), 6.125%, due 12-01-2019

     270,000   Community Development Authority of the City of Madison,                   NR                NR             289,230
               Wisconsin, Project Revenue Bonds, (Series 1986), 5.875%,
               due 07-01-2016

   1,000,000   Madison, Wisconsin, Community Development Authority, Lease                NR               Aa2           1,085,000
               Revenue Bonds, Monona Terrace Community &Convention Center
               Project, 6.10%, due 03-01-2010

     500,000   Redevelopment Authority of the City of Milwaukee, Wisconsin,              NR                A1             525,625
               Development Revenue Bonds, (Goodwill Industries of Southeastern
               Wisconsin Project), 6.35%, due 10-01-2009

     100,000   Milwaukee, Wisconsin, Housing Authority Multifamily Revenue               NR               Aa2             104,125
               Refunding Bonds-Blatz Apartments Project, 7.50%, due 12-01-2028

   1,000,000   Housing Authority of the City of Oak Creek, Wisconsin, Multifamily        NR                NR           1,072,500
               Housing Refunding Revenue Bonds,Series 1994A, (Country Oaks II
               Project), 6.30%, due 08-01-2028

      75,000   Housing Authority of the City of Oak Creek, Wisconsin, Multifamily       AAA                NR              76,313
               Housing Refunding Revenue Bonds, Series 1993, (Wood Creek
               Project), 5.625%, due 07-20-2029

     210,000   Community Development Authority of the City of Onalaska, Wisconsin,       NR                NR             212,888
               Redevelopment Lease Revenue Refunding Bonds,
               5.30%, due 06-01-2015

   1,275,000   Housing Authority of the City of Oshkosh, Wisconsin, GNMA                 NR               Aaa           1,306,875
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.75%, due 09-20-2038

     125,000   Housing Authority of the City of Oshkosh, Wisconsin, GNMA                 NR               Aaa             128,281
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.45%, due 09-20-2017

   2,260,000   Southeast Wisconsin Professional Baseball Park District Sales Tax        AAA               Aaa           2,381,475
               Revenue Bonds, Series 1996, 5.750%, due 12-15-2021

   1,000,000   Housing Authority of the City of Sheboygan, Wisconsin,                   AAA                NR             998,750
               Multifamily Housing Refunding Revenue Bonds, Series 1998A,
               (GNMA Collateralized - Lake Shore Apartments), 5.10%,
               due 11-20-2026

     600,000   Redevelopment Authority of the Village of Slinger, Wisconsin,             NR                NR             620,250
               Redevelopment Lease Revenue Bonds, Series 1995-A, 6.25%,
               due 09-01-2017

     150,000   Redevelopment Authority of the City of Superior, Wisconsin, Revenue       NR               Aa2             157,500
               Bonds, Series 1994, (Superior Memorial Hospital, Inc.), 5.65%,
               due 11-01-2008

     155,000   Redevelopment Authority of the City of Superior, Wisconsin, Revenue       NR               Aa2             162,750
               Bonds, Series 1994, (Superior Memorial Hospital, Inc.), 5.60%,
               due 05-01-2007

     100,000   Redevelopment Authority of the City of Superior, Wisconsin, Revenue       NR               Aa2             104,625
               Bonds, Series 1994, (Superior Memorial Hospital, Inc.), 5.80%,
               due 05-01-2010

     600,000   Housing Authority of the City of Superior, Wisconsin, Housing             NR                NR             624,000
               Revenue Refunding Bonds, Series 1996, (GNMA Collateralized -
               St. Francis Home, Inc. Project), 6.15%, due 07-20-2031

     600,000   Community Development Authority of the Village of Sussex,                 NR                NR             631,500
               Wisconsin, Community Development Revenue Bonds, Series 1995,
               6.10%, due 04-01-2015

     445,000   Community Development Lease Revenue Bonds, Series 1997A,                  NR                NR             460,575
               Community Development Authority of City of Verona, Wisconsin,
               5.50%, due 06-01-2017

   3,000,000   Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,            A                 NR           3,135,000
               Series 1996B, 5.75%, due 12-15-2027

     545,000   Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded            NR                NR             597,456
               12-01-2017 at Par, Escrowed by U.S. Government Sec., 6.10%,
               due 06-01-2021

     460,000   Walworth County, Wisconsin, Housing Authority Housing Revenue             NR                NR             470,925
               Bonds, Series 1997, (FHA Insured Mortgage Loan - Kiwanis
               Herigage, Inc. Senior Apartment Project), 5.70%, due 03-01-2039

     500,000   Housing Authority City of Waukesha, Wisconsin, Multifamily Housing        NR                NR             504,375
               Refund Revenue Bonds, Series 1998A, (FHA Insured Mortgage Loan -
               Oak Hills Terrace Project), 5.45%, due 06-01-2027

   1,000,000   Wauwatosa, Wisconsin, Redevelopment Authority, Milwaukee County,         AAA               Aaa           1,052,500
               Wisconsin, Redevelopment Authority Lease Revenue Bonds, Series
               1997, 5.65%, due 10-01-2015

     715,000   Housing Authority of Winnebago County, Wisconsin, Multifamily             NR                NR             731,088
               Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical
               Retirement Community, Inc. Project), 5.50%, due 10-01-2015

     855,000   Housing Authority of Winnebago County, Wisconsin, Multifamily             NR                NR             871,031
               Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical
               Retirement Community, Inc. Project), 5.60%, due 10-01-2020
                                                                                                                     ------------
Total Long-Term Tax-Exempt Securities (Cost $36,507,955)                                                               38,072,756
                                                                                                                     ------------
Total Investments                                                                                                     $38,072,756
                                                                                                                     ------------
                                                                                                                     ------------

                                           Percentages shown are a percent of net assets.
                       The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, TRANSFER AND DIVIDEND
DISBURSING AGENT AND FUND ACCOUNTANT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Trust Company
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

AUDITOR
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP861-8/98